Exhibit 99.2
First Quarter 2007 Earnings Conference Call May 3, 2007

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All such statements, other than statements of historical fact, are statements that could be deemed "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any projections of revenue, gross margin, expenses, earnings or losses from operations, or other financial items; future production volumes, results of exploration, exploitation, development, acquisition and operations expenditures, and prospective reserve levels of property or wells; any statements of the plans, strategies and objectives of management for future operations; any statement concerning developments, performance or industry rankings; and any statements of assumptions underlying any of the foregoing. Although we believe that the expectations set forth in these forward-looking statements are reasonable, they do involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks, uncertainties and assumptions referred to above include the performance of contracts by suppliers, customers and partners; employee management issues; complexities of global political and economic developments; geologic risks and other risks described from time to time in our reports filed with the Securities and Exchange Commission ("SEC"), including the Company's Annual Report on Form 10-K for the year ending December 31, 2006 and subsequent quarterly reports on Form 10-Q. You should not place undue reliance on these forward-looking statements which speak only as of the date of this press release and presentation. We assume no obligation or duty and do not intend to update these forward-looking statements except as required by the securities laws. The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Statements of proved reserves are only estimates and may be imprecise. Any reserve estimates provided in this presentation that are not specifically designated as being estimates of proved reserves may include not only proved reserves but also other categories of reserves that the SEC's guidelines strictly prohibit the Company from including in filings with the SEC. Investors are urged to consider closely the disclosure in the Company's Annual Report on Form 10-K for the year ending December 31, 2006. Forward-Looking Statements

Presentation Outline H E L I X E N E R G Y S O L U T I O N S Summary of Results and Guidance Operational Highlights by Segment A. Contracting Services B. Oil & Gas Questions & Answers

Summary of Results H E L I X E N E R G Y S O L U T I O N S First Quarter First Quarter Fourth Quarter 2007 2006 2006 Revenues $396.1 $291.6 $395.8 Gross Profit $135.6 $102.3 $151.0 Margins 34% 35% 38% Net Income $55.8 $55.4 $65.9 (2) Margins 14% 19% 17%(2) Diluted EPS $0.60 $0.67 $0.71 (2) EBITDAX(1) $170.7 $145.6 $182.4(2) Margins 43% 50% 46%(2) Note 1: See GAAP reconciliation on slide 19. Note 2: Excludes gain on sale of Cal Dive IPO of $96.5 million, net of tax, or $1.02 per diluted share. ($ in millions, except per share data)

1Q 2006 1Q 2007 Contracting Services 212 265 Oil & Gas Production 80 131 Revenue and Gross Profit by Segment 1Q 2006 1Q 2007 Contracting Services 80 87 Oil & Gas Production 22 49 Contracting Services Oil & Gas 28% 33% 22% 36% 72% 67% 78% 64% Revenue Gross Profit

MARAD Other Long Term Debt Term B Facility ($ in millions) 3/31/07 12/31/06 12/31/05 Net Debt To Book Capitalization 40% 38% 43% Convertible Notes H E L I X E N E R G Y S O L U T I O N S Cal Dive Revolver

Key Guidance Variables - Q1 Performance (1) Present Trend ($ in millions) A. Actual Q1 revenues are before intercompany elimination. See GAAP reconciliation on slide 20. B. See GAAP reconciliation on slides 21 and 22 .

Key Guidance Variables - Q1 Performance (2) H E L I X E N E R G Y S O L U T I O N S Present Trend

Key Guidance Variables - Q1 Performance (3) Present Trend (in millions, except percentages) H E L I X E N E R G Y S O L U T I O N S

Contracting Services - Division Reporting (1) First Quarter First Quarter First Quarter Fourth Quarter Fourth Quarter Fourth Quarter Fourth Quarter Revenues (A) 2007 2006 2006 2006 Deepwater Construction $92.5 $61.2 $61.2 $98.0 Shelf Construction 149.2 119.8 119.8 137.0 Well Operations 35.4 30.2 30.2 41.4 Reservoir/Well Tech 9.8 9.6 9.6 9.4 Contracting Services $286.9 $220.8 $220.8 $285.8 Gross Profit (A) Margin Margin Margin Deepwater Construction $29.5 32% $24.4 $24.4 40% $28.8 29% Shelf Construction 58.0 39% 50.2 50.2 42% 53.6 39% Well Operations 3.7 10% 4.1 4.1 14% 14.5 35% Reservoir/Well Tech 3.0 31% 2.5 2.5 26% 3.1 33% Contracting Services $94.2 33% $81.2 $81.2 37% $100.0 35% Equity in Earnings Production Facilities 5.2 3.4 3.4 5.3 OTSL (owned by Cal Dive) 0.9 2.8 2.8 0.2 A. Amounts are before intercompany eliminations. See GAAP reconciliation on slide 20. (in millions, except percentages)

First Quarter First Quarter Fourth Quarter Utilization 2007 2006 2006 Deepwater - Pipelay 93% 100% 95% - Robotics 70% 70% 67% Shelf Construction 70% 89% 78% Well Operations 65% 71% 85% Marco Polo Production Facility Throughput (MBOE) 2,978 1,273 3,653 Contracting Services - Division Reporting (2) H E L I X E N E R G Y S O L U T I O N S

Overall profitability was up by 16%, year over year, due to asset additions, and continually improving market conditions. The sequential decline in overall profitability was mostly due to seasonality, a planned drydocking for the Seawell and unplanned downtime for the Q4000, caused by a reoccurrence of thruster issues. These cannot be rebuilt until her drydocking in Q3, and will limit vessel performance in the meantime. The improved profitability in Shelf Construction (Cal Dive) points to continued growth well beyond the peak of the underwater activity caused by the 2005 hurricanes. Profit margins improved sequentially in Deepwater although we have not yet fully worked through the backlog of lower margin work bid in 2005 for our pipelay assets. Our robotics group (Canyon) had an encouraging start to the year with both ROV support work and early season pipe burial projects. Although continued downhole safety valve issues caused a decline in throughput at the Marco Polo facility, we were pleased to achieve mechanical completion at the Independence Hub during the quarter. Contracting Services - Commentary

Oil & Gas - Financial Highlights H E L I X E N E R G Y S O L U T I O N S First Quarter First Quarter Fourth Quarter 2007 2006 2006 Revenue (in millions) $131.0 $80.3 $123.2 Gross Profit (in millions) $48.6 $22.6 $53.7 Margin 37% 28% 44% Production (BCFe) Shelf 12.2 5.4 12.9 Deepwater 3.4 2.7 2.2 Average Commodity Prices (net of hedging impact): Oil / Bbl $56.36 $58.71 $56.11 Gas / Mcf $7.66 $9.52 $7.36 Hedge gain (loss) (in millions) $2.1 $4.9 $2.1

Oil & Gas - Statistics (A) First Quarter First Quarter First Quarter First Quarter Fourth Quarter Fourth Quarter 2007 2007 2006 2006 2006 2006 Total Per Mcfe Total Per Mcfe Total Per Mcfe Operating Expenses $22.0 $1.41 $11.9 $1.43 $20.5 $1.38 Exploration Expense(B) 1.2 0.08 22.1 2.67 1.1 0.07 Repair & Maintenance 6.6 0.42 3.7 0.45 1.5 0.10 DD&A 46.9 3.01 18.2 2.19 43.9 2.95 Other 3.8 0.25 1.9 0.22 2.5 0.17 $80.5 $5.17 $57.8 $6.96 $69.5 $4.67 H E L I X E N E R G Y S O L U T I O N S (A) Gulf of Mexico only. (B) Includes expenditures on seismic data. (in millions, except per McFe data)

NOONAN 100% W.I. Exploration Report Card (since 7/1/06) West Cameron 342 100 % W.I. Eugene Island 391 60%W.I. S. Marsh Island 80 2 wells, 60% W.I. South Timbalier 145 75% W.I. Main Pass 211 50% W.I. 14 /16 Exploratory Wells Drilled Were Discoveries (7/06-3/07) Est. Discovered Reserves: >115 Bcfe Proved Est. Finding & Development Cost of: < $2.50 Mcfe Proved East Cameron 157 60 % W.I. Eugene Island 302 60%W.I. Main Pass 232 50% W.I. Vermilion 162 60 % W.I. East Cameron 316 100 % W.I. East Cameron 339 2 wells, 100 % W.I. 15

Production Update Q1 Actual: 15.6 Bcfe Proved Base as of 12/31/06 Low Case New Discoveries Acquisition Wedge Q2 Estimate High Case: 17.3 Bcfe Low Case: 16.4 Bcfe Q3 Estimate High Case: 25.8 Bcfe Low Case: 18.0 Bcfe Q4 Estimate High Case: 31.3 Bcfe Low Case: 25.0 Bcfe High Case: 90 Bcfe Low Case: 75 Bcfe High Case MCFE/Day 16

Helix Hedges - As Of March 31, 2007 H E L I X E N E R G Y S O L U T I O N S

NON-GAAP MEASURE RECONCILIATIONS

Non-GAAP Measure Reconciliations

Non-GAAP Measure Reconciliations cont. H E L I X E N E R G Y S O L U T I O N S

Non-GAAP Measure Reconciliations cont. H E L I X E N E R G Y S O L U T I O N S

Non-GAAP Measure Reconciliations cont. H E L I X E N E R G Y S O L U T I O N S